UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 16, 2019

GANNETT CO., INC.
(Exact name of registrant as specified in its charter)

Delaware	1-36874	47-2390983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7950 Jones Branch Drive, McLean, Virginia		22107-0910
(Address of principal executive offices)		(Zip Code)
(703) 854-6000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GCI	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Gannett Co., Inc. (the “Company”) held its 2019 annual meeting of stockholders (the “2019 annual meeting”) on May 16, 2019. On May 21, 2019, First Coast Results, Inc. (“First Coast”), the independent inspector of elections for the 2019 annual meeting, delivered its final vote tabulation that certified the voting results for each of the three proposals set forth below that were submitted to a vote at the 2019 annual meeting (each of which was described in the Company’s 2019 proxy statement).

As of the close of business on March 18, 2019, the record date for the 2019 annual meeting, 114,466,061 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), were outstanding and entitled to vote.  102,226,106 shares of Common Stock were voted in person or by proxy at the 2019 annual meeting, representing 89.31 percent of the shares entitled to be voted.

Proposal 1

The Company’s stockholders elected each of the following eight nominees (constituting the full slate of nominees nominated by the Company’s Board of Directors) to serve on the Board of Directors for a term expiring at the Company’s 2020 annual meeting of stockholders and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal: John Jeffry Louis, John E. Cody, Stephen W. Coll, Donald Felsinger, Lila Ibrahim, Lawrence S. Kramer, Debra A. Sandler and Chloe R. Sladden. The final tabulation from First Coast of voting results for the election of directors and other proposals presented at the 2019 annual meeting is as follows:

Board of Director Nominees:

Name of Director Nominee	For	Withhold
John Jeffry Louis	89,802,732	8,850,837
John E. Cody	59,536,724	437,199
Stephen W. Coll	59,663,333	310,590
Donald E. Felsinger	89,779,241	8,874,328
Lila Ibrahim	89,784,661	8,868,908
Lawrence S. Kramer	59,436,493	537,430
Debra A. Sandler	89,825,269	8,828,300
Chloe R. Sladden	89,760,345	8,893,224

MNG Enterprises, Inc. Nominees:

Name of Director Nominee	For	Withhold
Heath Freeman	12,098,156	29,346,080
Dana Goldsmith Needleman	25,780,769	15,663,467
Steven B. Rossi	41,295,002	149,234

Proposal 2

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2019 fiscal year.

For	Against	Abstain
101,658,860	183,167	384,078

Proposal 3

The Company’s stockholders approved, on a non-binding advisory basis, the Company’s executive compensation program as described in the 2019 proxy statement.

For	Against	Abstain
63,212,646	36,935,516	1,269,990

SIGNATURE
Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gannett Co., Inc.

Date: May 21, 2019	By:	/s/ Barbara W. Wall
Barbara W. Wall
Senior Vice President, Interim Chief Operating Officer and Chief Legal Officer